UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2011

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 30, 2011, CPI Aerostructures, Inc. (the "Company") entered into a lease agreement (the "New Lease"), with Heartland Boys II L.P. (the "Lessor"), for the premises located at 91 Heartland Boulevard, Edgewood, New York (the "Leased Premises").  The approximate 171,000 square foot building on the Leased Premises will be used as the Company’s assembly facility and principal offices.  The Company intends to move all of its operations presently conducted at 60 Heartland Boulevard, Edgewood, New York (the "Existing Facility") to the Leased Premises by December 31, 2011.  The term of the New Lease commences on July 1, 2011 and expires on April 30, 2022.

The monthly base rent payable by the Company during the following years is: 2011 (commencing in July), $90,100; 2012, $126,470.79; 2013, $129,506.71; 2104, $132,633.70; 2015, $130,223.72; 2016, $133,372.22; 2017, $136,615.18; 2018, $139,955.42; 2019, $143,395.87; 2020, $146,939.54; 2021, $150,589.52 and 2022 (ending in April), 150,589.52.  Monthly base rent includes an amount equal to the prorated current real estate taxes on the Leased Premises.  The Company is obligated to, among other things, (i) pay all taxes and assessments imposed on the Leased Premises (at the Lessor’s option, pro-rated increases in real estate and other taxes and assessments will be paid monthly to the Lessor as additional rent), (ii) pay all operating and other expenses and fees with respect to the Leased Premises, (iii) maintain insurance on the Leased Premises and (iv) make all repairs to the Leased Premises (other than certain structural and other repairs for which the Lessor is responsible).  The Lessor has agreed to make certain upgrades to the Leased Premises to make the Leased Premises ready for the Company’s occupancy.  The Company will provide the Lessor with a security deposit in the amount of $100,000.

The Company leases its Existing Facility from the Lessor.  The lease for the Existing Facility (the “Existing Lease”) was amended concurrently with the Company entering into the New Lease to provide, among other things, for (i) the expiration of the Existing Lease on the earlier of the date the Company notifies the Lessor it has vacated the Existing Facility and December 31, 2011, (ii) no further base rent or additional rent payments by the Company prior to such expiration (provided the Company is paying the base rent, additional rent and other sums due under the New Lease) and (ii) the $25,313 security deposit with respect to the Existing Lease being applied to the security deposit required under the New Lease.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2011                                                                                                CPI AEROSTRUCTURES, INC.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer